UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): July 24, 1997




                       BALTIMORE GAS AND ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)




             Maryland               1-1910                52-0280210
             -------------------------------------------------------
     (State of incorporation)    (Commission            (IRS Employer
                                 File Number)         Identification No.)




      39 W. Lexington Street       Baltimore, Maryland           21201
      ----------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)




                                  410-783-5920
              (Registrant's telephone number, including area code)




                                 Not Applicable
         (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5.  Other Events
---------------------

Earnings
--------

  Our consolidated earnings were:

  o   $ .05 per share for the quarter  ended June 30,  1997,
  o   $ .48 per share for the six months  ended June 30,  1997,  and
  o   $1.36 per share for the 12 months ended June 30, 1997.

See the press release attached to this 8-K as Exhibit 99 which includes details about second quarter financial performance. These earnings reflect the $31.9 million after-tax write-down discussed below.


$31.9 Million Real Estate Project Write-Down
--------------------------------------------

     Our Constellation Companies' real estate portfolio includes a mixed-use, planned-unit development named Piney Orchard. The development, located in the Baltimore-Washington corridor, has been economically hurt by a prolonged period of low economic growth in the corridor. While the project is successful operationally, delays in the rebound of the real estate market caused delays in completion of phases of the development and sales which drove up project costs, specifically carrying costs which include interest expenses.

     As previously disclosed, under applicable accounting rules we are required to write down the value of a real estate investment if expected cash flow from the project is less than the investment in the project. The expected cash flow from the Piney Orchard project is less than the Constellation Companies' investment in the project due primarily to carrying costs which include interest expenses. As a result, our second quarter financial statements will reflect an after-tax write-down of $31.9 million. The Constellation Companies remaining book investment in the project is $97.8 million.

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ITEM 7.  Financial Statements and Exhibits
------------------------------------------

     (c)  Exhibit No. 99       News Release of Baltimore Gas and
                               Electric Company dated July 24, 1997.










                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              BALTIMORE GAS AND ELECTRIC COMPANY
                                              ----------------------------------
                                                         (Registrant)


Date  July 24, 1997                                    /s/  D. A. Brune
      -------------                                    ----------------
                                                  D. A. Brune, Vice President
                                                on behalf of the Registrant and
                                                 as Principal Financial Officer

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

                                  EXHIBIT INDEX

      Exhibit
       Number
       ------

        99                News Release of Baltimore Gas and
                          Electric Company dated July 24, 1997.




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